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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

                Date of Report (Date of Earliest Event reported)
                                  June 13, 2001

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                             CAMPBELL RESOURCES INC.
             (Exact name of registrant as specified in its charter)

                                     CANADA
                         (Jurisdiction of Incorporation)

                           Commission File No. 1-8488

                                      NONE
                      (I.R.S. Employer Identification No.)

                                   Suite 1405
                              1155, University St,
                                Montreal, Quebec
                                 Canada, H3B 3A7
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (514) 875-9033

                                   ----------

          (Former name or former address, if changed since last report)
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Item 4            Changes in Registrant's Certifying Accountants

                  At the Annual and Special Meeting of Shareholders held on June 13, 2001 shareholders approved the appointment of Samson Belair/Deloitte & Touche replacing KPMG LLP ("KPMG"). KPMG, previously auditors of the Corporation, were first appointed as auditors of the Corporation in 1983. KPMG are resigning as auditors of the Corporation and following the merger, discussed under Item 5 hereof. Deloitte & Touche LLP ("Deloitte") are being appointed. Deloitte, out of its Montreal office, are auditors of MSV Resources Inc., Corporation Copper Rand, and GeoNova Exploration Inc. The resignation of KPMG as auditors is to facilitate increased efficiency in the audit function of the group of companies to which the Corporation will belong following the merger.

                  During the Corporation's two most recent fiscal years and any subsequent interim period, there have been no disagreements between the Corporation and KPMG on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure. There have been no consultations between the Corporation and Deloitte regarding the application of accounting principles to a specified transaction (either proposed or completed) or the type of audit opinion that might be rendered on the Corporation's financial statements. The change in auditors is being made with the approval of the Audit Committee and the Board of Directors of the Corporation. Representatives of KPMG and Deloitte were present at the Annual and Special Meeting of Shareholders and were available to respond to appropriate question and had the opportunity to make statements if they desired.
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Item 7            Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  Exhibits - See Exhibits Index
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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAMPBELL RESOURCES INC.




                                            Per: /s/"LORNA D. MACGILLIVRAY"
                                                 ----------------------------
                                                  Lorna D. MacGillivray
DATE: July 5, 2001                                Vice President, Secretary and
                                                  General Counsel
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                                  EXHIBIT INDEX

         The following is the list of exhibits, as required by Item 601 of Regulation Statements filed as part of this Current Report on Form 8-K/A


         Exhibit No.
         Regulation S-K
         Item 601 Designation                 Exhibit Description
         --------------------                 -------------------

         (16)                       Letter of KPMG LLP dated July 5, 2001
                                    addressed to the Securities and Exchange
                                    Commission, agreeing with the statements made in the Form 8-K/A.